Exhibit 32.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the accompanying Quarterly Report of Green Dolphin Systems Corporation (the "Company") on Form 10-QSB for the quarter ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Nicholas Plessas, Principal Executive Officer and the Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

         (1) The Quarterly Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Act of 1934; and

         (2) The information contained in the Quarterly Report fully presents, in all material respects, the financial condition and results of operations of the Company.



                                  By: /s/ Nicholas Plessas
                                      --------------------
                                      Nicholas Plessas
                                      President and Chief Executive Officer
                                      and Chief Financial Officer

                                      November 13, 2003